EXHIBIT 99.1

For Immediate Release

First Hawaiian, Inc. Reports Second Quarter 2022 Financial Results and Declares Dividend

HONOLULU, Hawaii July 29, 2022--(Globe Newswire)--First Hawaiian, Inc. (NASDAQ:FHB), (“First Hawaiian” or the “Company”) today reported financial results for its quarter ended June 30, 2022.

“I’m pleased to report that we had a very strong second quarter as the bank continued to perform well,” said Bob Harrison, Chairman, President and CEO. “We had good loan and deposit growth, credit quality remained excellent, and we successfully converted to our new core operating system.”

On July 27, 2022, the Company’s Board of Directors declared a quarterly cash dividend of $0.26 per share. The dividend will be payable on September 2, 2022 to stockholders of record at the close of business on August 22, 2022.

Second Quarter 2022 Highlights:

●	Net income of $59.4 million, or $0.46 per diluted share
●	Total loans and leases increased $371.0 million versus prior quarter.
●	Total deposits increased $331.0 million versus prior quarter
●	Net interest margin increased 18 basis points to 2.60%
●	Recorded a $1.0 million provision for credit losses
●	Board of Directors declared a quarterly dividend of $0.26 per share

Balance Sheet

Total assets were $25.4 billion as of June 30, 2022, compared to $25.0 billion as of March 31, 2022.

Gross loans and leases were $13.3 billion as of June 30, 2022, an increase of $371.0 million, or 2.9%, from $12.9 billion as of March 31, 2022.

Total deposits were $22.6 billion as of June 30, 2022, an increase of $331.0 million, or 1.5%, from $22.3 billion as of March 31, 2022.

Net Interest Income

Net interest income for the second quarter of 2022 was $145.1 million, an increase of $11.3 million, or 8.4%, compared to $133.9 million for the prior quarter.

The net interest margin was 2.60% in the second quarter of 2022, an increase of 18 basis points compared to 2.42% in the prior quarter.

Provision Expense

During the quarter ended June 30, 2022, we recorded a $1.0 million provision for credit losses. In the quarter ended March 31, 2022, we recorded a $5.7 million negative provision for credit losses.

Noninterest Income

Noninterest income was $44.1 million in the second quarter of 2022, an increase of $2.7 million compared to noninterest income of $41.4 million in the prior quarter.

Noninterest Expense

Noninterest expense was $109.2 million in the second quarter of 2022, an increase of $5.1 million compared to noninterest expense of $104.0 million in the prior quarter.

The efficiency ratio was 57.3% and 59.0% for the quarters ended June 30, 2022 and March 31, 2022, respectively.

Taxes

The effective tax rate was 25.0% for the quarters ended June 30, 2022 and March 31, 2022.

Asset Quality

The allowance for credit losses was $148.9 million, or 1.12% of total loans and leases, as of June 30, 2022, compared to $150.3 million, or 1.17% of total loans and leases, as of March 31, 2022. The reserve for unfunded commitments was $29.0 million as of June 30, 2022 and March 31, 2022. Net charge-offs were $2.3 million, or 0.07% of average loans and leases on an annualized basis for the quarter ended June 30, 2022, compared to net charge-offs of $2.6 million, or 0.08% of average loans and leases on an annualized basis, for the quarter ended March 31, 2022. Total non-performing assets were $7.9 million, or 0.06% of total loans and leases and other real estate owned, on June 30, 2022, compared to total non-performing assets of $8.6 million, or 0.07% of total loans and leases and other real estate owned, on March 31, 2022.

Capital

Total stockholders’ equity was $2.3 billion on June 30, 2022 and March 31, 2022.

The tier 1 leverage, common equity tier 1 and total capital ratios were 7.54%, 11.98% and 13.14%, respectively, on June 30, 2022, compared with 7.50%, 12.27% and 13.48%, respectively, on March 31, 2022.

The Company repurchased 0.3 million shares of common stock at a total cost of $7.0 million under the stock repurchase program in the second quarter. The average cost was $24.09 per share repurchased.  Remaining buyback authority under the stock repurchase program was $68.0 million on June 30, 2022.

First Hawaiian, Inc.

First Hawaiian, Inc. (NASDAQ:FHB) is a bank holding company headquartered in Honolulu, Hawaii. Its principal subsidiary, First Hawaiian Bank, founded in 1858 under the name Bishop & Company, is Hawaii’s oldest and largest financial institution with branch locations throughout Hawaii, Guam and Saipan. The company offers a comprehensive suite of banking services to consumer and commercial customers including deposit products, loans, wealth management, insurance, trust, retirement planning, credit card and merchant processing services. Customers may also access their accounts through ATMs, online and mobile banking channels. For more information about First Hawaiian, Inc., visit the Company’s website, www.fhb.com.

Conference Call Information

First Hawaiian will host a conference call to discuss the Company’s results today at 1:00 p.m. Eastern Time, 7:00 a.m. Hawaii Time.

Please note that the process for accessing the conference call has changed. Participants will need to click on the registration link provided below, register for the conference call, and then you will receive the dial-in number and a personalized PIN code.

To access the call by phone, please register via the following link:

https://register.vevent.com/register/BI2ebfe69a17064bc89a14e15354a8e329, and you will be provided with dial in details. To avoid delays, we encourage participants to dial into the conference call fifteen minutes ahead of the scheduled start time.

A live webcast of the conference call, including a slide presentation, will be available at the following link: www.fhb.com/earnings.  The archive of the webcast will be available at the same location.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized” and “outlook”, or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Further, statements about the potential effects of the COVID-19 pandemic on our businesses and financial results and conditions may constitute forward-looking statements and are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the scope and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties and us. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, there can be no assurance that actual results will not prove to be materially different from the results expressed or implied by the forward-looking statements. A number of important factors could cause actual results or performance to differ materially from the forward-looking statements, including (without limitation) the risks and uncertainties associated with the ongoing impacts of COVID-19, the domestic and global economic environment and capital market conditions and other risk factors. For a discussion of some of these risks and important factors that could affect our future results and financial condition, see our U.S. Securities and Exchange Commission (“SEC”) filings, including, but not limited to, our Annual Report on Form 10-K for the year ended December 31, 2021 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2022.

Use of Non-GAAP Financial Measures

Return on average tangible assets, return on average tangible stockholders’ equity, tangible book value per share and tangible stockholders’ equity to tangible assets are non-GAAP financial measures. We believe that these measurements are useful for investors, regulators, management and others to evaluate financial performance and capital adequacy relative to other financial institutions. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as reported under GAAP. Investors should consider our performance and capital adequacy as reported under GAAP and all other relevant information when assessing our performance and capital adequacy.

Table 14 at the end of this document provides a reconciliation of these non-GAAP financial measures with their most directly comparable GAAP measures.

Investor Relations Contact:	Media Contact:
Kevin Haseyama, CFA	Lindsay Chambers
(808) 525-6268	(808) 525-6254
khaseyama@fhb.com	lchambers@fhb.com

Financial Highlights	Table 1
	For the Three Months Ended			For the Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands, except per share data)	2022	2022	2021	2022	2021
Operating Results:
Net interest income	$145,147	$133,872	$131,481	$279,019	$260,639
Provision for credit losses	1,000	(5,747)	(35,000)	(4,747)	(35,000)
Noninterest income	44,137	41,380	49,371	85,517	93,239
Noninterest expense	109,175	104,042	99,388	213,217	195,694
Net income	59,360	57,719	86,741	117,079	144,434
Basic earnings per share	0.46	0.45	0.67	0.92	1.11
Diluted earnings per share	0.46	0.45	0.67	0.91	1.11
Dividends declared per share	0.26	0.26	0.26	0.52	0.52
Dividend payout ratio	56.52%	57.78%	38.81%	57.14%	46.85%
Performance Ratios(1):
Net interest margin	2.60%	2.42%	2.46%	2.51%	2.50%
Efficiency ratio	57.33%	59.04%	54.74%	58.15%	55.12%
Return on average total assets	0.94%	0.93%	1.45%	0.94%	1.24%
Return on average tangible assets (non-GAAP)(2)	0.98%	0.97%	1.51%	0.98%	1.30%
Return on average total stockholders' equity	10.52%	9.19%	12.92%	9.82%	10.75%
Return on average tangible stockholders' equity (non-GAAP)(2)	18.79%	15.08%	20.51%	16.76%	16.99%
Average Balances:
Average loans and leases	$13,058,558	$12,819,612	$13,205,086	$12,939,745	$13,223,575
Average earning assets	22,520,605	22,463,209	21,539,264	22,492,066	21,010,643
Average assets	25,250,176	25,080,453	24,015,065	25,165,783	23,482,839
Average deposits	22,401,558	21,960,819	20,638,015	22,182,406	20,073,676
Average stockholders' equity	2,262,654	2,547,865	2,691,966	2,404,471	2,709,735
Market Value Per Share:
Closing	22.80	27.89	28.34	22.80	28.34
High	28.44	31.16	29.85	31.16	30.80
Low	21.49	26.93	24.75	21.49	23.14

	As of	As of	As of	As of
	June 30,	March 31,	December 31,	June 30,
(dollars in thousands, except per share data)	2022	2022	2021	2021
Balance Sheet Data:
Loans and leases	$13,262,781	$12,891,743	$12,961,999	$13,103,785
Total assets	25,377,533	25,042,720	24,992,410	24,246,328
Total deposits	22,601,454	22,270,430	21,816,146	20,835,115
Long-term borrowings	—	—	—	200,000
Total stockholders' equity	2,252,611	2,285,149	2,656,912	2,731,341

Per Share of Common Stock:
Book value	$17.67	$17.90	$20.84	$21.17
Tangible book value (non-GAAP)(2)	9.86	10.10	13.03	13.45

Asset Quality Ratios:
Non-accrual loans and leases / total loans and leases	0.06%	0.07%	0.05%	0.07%
Allowance for credit losses for loans and leases / total loans and leases	1.12%	1.17%	1.21%	1.29%

Capital Ratios:
Common Equity Tier 1 Capital Ratio	11.98%	12.27%	12.24%	12.76%
Tier 1 Capital Ratio	11.98%	12.27%	12.24%	12.76%
Total Capital Ratio	13.14%	13.48%	13.49%	14.01%
Tier 1 Leverage Ratio	7.54%	7.50%	7.24%	7.68%
Total stockholders' equity to total assets	8.88%	9.13%	10.63%	11.26%
Tangible stockholders' equity to tangible assets (non-GAAP)(2)	5.16%	5.36%	6.92%	7.47%

Non-Financial Data:
Number of branches	51	51	54	54
Number of ATMs	297	298	299	294
Number of Full-Time Equivalent Employees	2,021	2,022	2,036	2,087

(1)	Except for the efficiency ratio, amounts are annualized for the three and six months ended June 30, 2022 and 2021 and the three months ended March 31, 2022.
(2)	Return on average tangible assets, return on average tangible stockholders’ equity, tangible book value per share and tangible stockholders’ equity to tangible assets are non-GAAP financial measures. We compute our return on average tangible assets as the ratio of net income to average tangible assets, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total assets. We compute our return on average tangible stockholders’ equity as the ratio of net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our tangible book value per share as the ratio of tangible stockholders’ equity to outstanding shares. Tangible stockholders’ equity is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our total stockholders’ equity. We compute our tangible stockholders’ equity to tangible assets as the ratio of tangible stockholders’ equity to tangible assets, each of which we calculate by subtracting (and thereby effectively excluding) the value of our goodwill. For a reconciliation to the most directly comparable GAAP financial measure, see Table 14, GAAP to Non-GAAP Reconciliation.

Consolidated Statements of Income	Table 2
	For the Three Months Ended			For the Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands, except per share amounts)	2022	2022	2021	2022	2021
Interest income
Loans and lease financing	$111,916	$103,732	$110,919	$215,648	$221,858
Available-for-sale investment securities	16,643	32,107	24,637	48,750	47,783
Held-to-maturity investment securities	18,289	—	—	18,289	—
Other	2,896	782	666	3,678	1,157
Total interest income	149,744	136,621	136,222	286,365	270,798
Interest expense
Deposits	4,597	2,749	3,363	7,346	7,419
Short-term and long-term borrowings	—	—	1,378	—	2,740
Total interest expense	4,597	2,749	4,741	7,346	10,159
Net interest income	145,147	133,872	131,481	279,019	260,639
Provision for credit losses	1,000	(5,747)	(35,000)	(4,747)	(35,000)
Net interest income after provision for credit losses	144,147	139,619	166,481	283,766	295,639
Noninterest income
Service charges on deposit accounts	6,843	7,501	6,632	14,344	13,350
Credit and debit card fees	17,056	14,850	16,746	31,906	31,297
Other service charges and fees	9,018	9,654	10,303	18,672	19,149
Trust and investment services income	8,759	8,883	8,707	17,642	17,199
Bank-owned life insurance	(859)	(417)	3,104	(1,276)	5,493
Investment securities (losses) gains, net	—	—	102	—	102
Other	3,320	909	3,777	4,229	6,649
Total noninterest income	44,137	41,380	49,371	85,517	93,239
Noninterest expense
Salaries and employee benefits	49,902	48,226	45,982	98,128	89,918
Contracted services and professional fees	18,617	17,147	16,516	35,764	33,704
Occupancy	7,334	7,410	7,314	14,744	14,484
Equipment	7,754	5,977	6,362	13,731	11,853
Regulatory assessment and fees	2,301	2,224	1,826	4,525	3,860
Advertising and marketing	1,994	2,028	1,469	4,022	3,060
Card rewards program	7,285	6,883	6,262	14,168	11,097
Other	13,988	14,147	13,657	28,135	27,718
Total noninterest expense	109,175	104,042	99,388	213,217	195,694
Income before provision for income taxes	79,109	76,957	116,464	156,066	193,184
Provision for income taxes	19,749	19,238	29,723	38,987	48,750
Net income	$59,360	$57,719	$86,741	$117,079	$144,434
Basic earnings per share	$0.46	$0.45	$0.67	$0.92	$1.11
Diluted earnings per share	$0.46	$0.45	$0.67	$0.91	$1.11
Basic weighted-average outstanding shares	127,672,244	127,556,242	129,392,339	127,614,564	129,661,228
Diluted weighted-average outstanding shares	128,014,777	128,121,126	129,828,847	128,108,630	130,164,762

Consolidated Balance Sheets	Table 3
	June 30,	March 31,	December 31,	June 30,
(dollars in thousands)	2022	2022	2021	2021
Assets
Cash and due from banks	$279,629	$274,022	$246,716	$347,861
Interest-bearing deposits in other banks	1,254,047	1,352,138	1,011,753	1,558,437
Investment securities:
Available-for-sale, at fair value (amortized cost: $4,267,809 as of June 30, 2022, $8,733,170 as of March 31, 2022, $8,560,733 as of December 31, 2021 and $6,951,153 as of June 30, 2021)	3,967,746	8,062,384	8,428,032	6,953,930
Held-to-maturity, at amortized cost (fair value: $3,910,780 as of June 30, 2022 and nil as of March 31, 2022, December 31, 2021 and June 30, 2021)	4,093,215	—	—	—
Loans held for sale	180	—	538	1,241
Loans and leases	13,262,781	12,891,743	12,961,999	13,103,785
Less: allowance for credit losses	148,942	150,280	157,262	169,148
Net loans and leases	13,113,839	12,741,463	12,804,737	12,934,637

Premises and equipment, net	310,047	315,766	318,448	319,452
Other real estate owned and repossessed personal property	—	—	175	—
Accrued interest receivable	63,240	61,561	63,158	66,734
Bank-owned life insurance	470,542	471,401	471,819	466,402
Goodwill	995,492	995,492	995,492	995,492
Mortgage servicing rights	7,152	7,650	8,302	10,007
Other assets	822,404	760,843	643,240	592,135
Total assets	$25,377,533	$25,042,720	$24,992,410	$24,246,328
Liabilities and Stockholders' Equity
Deposits:
Interest-bearing	$12,990,571	$12,504,821	$12,422,283	$12,245,193
Noninterest-bearing	9,610,883	9,765,609	9,393,863	8,589,922
Total deposits	22,601,454	22,270,430	21,816,146	20,835,115
Long-term borrowings	—	—	—	200,000
Retirement benefits payable	134,151	134,323	134,491	144,101
Other liabilities	389,317	352,818	384,861	335,771
Total liabilities	23,124,922	22,757,571	22,335,498	21,514,987

Stockholders' equity
Common stock ($0.01 par value; authorized 300,000,000 shares; issued/outstanding: 140,943,908 / 127,451,087 shares as of June 30, 2022, issued/outstanding: 140,875,595 / 127,686,307 shares as of March 31, 2022, issued/outstanding: 140,581,715 / 127,502,472 shares as of December 31, 2021 and issued/outstanding: 140,542,398 / 129,019,871 shares as of June 30, 2021)	1,409	1,409	1,406	1,405
Additional paid-in capital	2,533,407	2,530,795	2,527,663	2,520,790
Retained earnings	654,777	628,642	604,534	550,511
Accumulated other comprehensive loss, net	(571,457)	(517,502)	(121,693)	(29,702)
Treasury stock (13,492,821 shares as of June 30, 2022, 13,189,288 shares as of March 31, 2022, 13,079,243 shares as of December 31, 2021 and 11,522,527 shares as of June 30, 2021)	(365,525)	(358,195)	(354,998)	(311,663)
Total stockholders' equity	2,252,611	2,285,149	2,656,912	2,731,341
Total liabilities and stockholders' equity	$25,377,533	$25,042,720	$24,992,410	$24,246,328

Average Balances and Interest Rates									Table 4
	Three Months Ended			Three Months Ended			Three Months Ended
	June 30, 2022			March 31, 2022			June 30, 2021
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$1,297.3	$2.8	0.85%	$1,138.3	$0.6	0.20%	$1,503.0	$0.4	0.10%
Available-for-Sale Investment Securities
Taxable	3,946.4	16.6	1.68	7,800.3	29.2	1.50	6,298.3	22.5	1.43
Non-Taxable	8.4	0.1	5.26	636.7	3.6	2.32	468.4	2.7	2.30
Held-to-Maturity Investment Securities
Taxable	3,533.6	15.0	1.70	—	—	—	—	—	—
Non-Taxable	607.0	4.1	2.71	—	—	—	—	—	—
Total Investment Securities	8,095.4	35.8	1.77	8,437.0	32.8	1.56	6,766.7	25.2	1.49
Loans Held for Sale	0.3	—	5.06	1.2	—	2.02	2.0	—	1.44
Loans and Leases(1)
Commercial and industrial	1,951.3	15.0	3.09	1,973.1	14.6	3.01	2,882.1	21.1	2.94
Commercial real estate	3,808.9	30.7	3.23	3,632.2	25.8	2.88	3,419.7	25.3	2.97
Construction	711.3	6.3	3.57	766.9	5.7	3.03	800.9	6.3	3.15
Residential:
Residential mortgage	4,183.0	36.7	3.51	4,111.0	34.8	3.38	3,765.4	34.0	3.62
Home equity line	945.7	5.9	2.49	891.6	5.5	2.48	812.6	5.5	2.72
Consumer	1,218.0	15.5	5.09	1,218.6	15.6	5.19	1,277.9	16.9	5.32
Lease financing	240.4	2.1	3.53	226.2	1.9	3.42	246.5	1.9	3.06
Total Loans and Leases	13,058.6	112.2	3.44	12,819.6	103.9	3.27	13,205.1	111.0	3.37
Other Earning Assets	69.0	0.1	0.79	67.1	0.2	1.31	62.5	0.3	1.91
Total Earning Assets(2)	22,520.6	150.9	2.68	22,463.2	137.5	2.47	21,539.3	136.9	2.55
Cash and Due from Banks	300.8			292.1			290.7
Other Assets	2,428.8			2,325.2			2,185.1
Total Assets	$25,250.2			$25,080.5			$24,015.1

Interest-Bearing Liabilities
Interest-Bearing Deposits
Savings	$6,971.3	$1.7	0.10%	$6,668.4	$0.5	0.03%	6,361.8	$0.5	0.03%
Money Market	4,127.4	1.4	0.14	4,048.9	0.5	0.05	3,783.1	0.5	0.06
Time	1,671.4	1.5	0.36	1,748.5	1.7	0.39	2,034.5	2.3	0.45
Total Interest-Bearing Deposits	12,770.1	4.6	0.14	12,465.8	2.7	0.09	12,179.4	3.3	0.11
Long-Term Borrowings	—	—	—	—	—	—	200.0	1.4	2.76
Total Interest-Bearing Liabilities	12,770.1	4.6	0.14	12,465.8	2.7	0.09	12,379.4	4.7	0.15
Net Interest Income		$146.3			$134.8			$132.2
Interest Rate Spread			2.54%			2.38%			2.40%
Net Interest Margin			2.60%			2.42%			2.46%
Noninterest-Bearing Demand Deposits	9,631.4			9,495.0			8,458.6
Other Liabilities	586.0			571.8			485.1
Stockholders' Equity	2,262.7			2,547.9			2,692.0
Total Liabilities and Stockholders' Equity	$25,250.2			$25,080.5			$24,015.1

(1)	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
(2)	Interest income includes taxable-equivalent basis adjustments of $1.2 million, $1.0 million and $0.7 million for the three months ended June 30, 2022, March 31, 2022, and June 30, 2021, respectively.

Average Balances and Interest Rates						Table 5
	Six Months Ended			Six Months Ended
	June 30, 2022			June 30, 2021
	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$1,218.3	$3.3	0.55%	$1,222.4	$0.6	0.10%
Available-for-Sale Investment Securities
Taxable	5,862.7	45.7	1.56	6,125.1	44.6	1.46
Non-Taxable	320.8	3.9	2.41	373.7	4.0	2.11
Held-to-Maturity Investment Securities
Taxable	1,776.6	15.0	1.69	—	—	—
Non-Taxable	305.2	4.1	2.71	—	—	—
Total Investment Securities	8,265.3	68.7	1.66	6,498.8	48.6	1.49
Loans Held for Sale	0.8	—	2.60	5.6	0.1	2.28
Loans and Leases(1)
Commercial and industrial	1,962.1	29.7	3.05	2,954.0	41.5	2.84
Commercial real estate	3,721.0	56.4	3.06	3,402.6	50.2	2.98
Construction	738.9	12.1	3.30	774.0	12.1	3.16
Residential:
Residential mortgage	4,147.2	71.5	3.45	3,730.9	68.7	3.68
Home equity line	918.8	11.3	2.48	817.3	11.2	2.76
Consumer	1,218.3	31.1	5.14	1,300.7	34.7	5.37
Lease financing	233.4	4.0	3.48	244.1	3.7	3.04
Total Loans and Leases	12,939.7	216.1	3.36	13,223.6	222.1	3.38
Other Earning Assets	68.0	0.4	1.05	60.2	0.5	1.85
Total Earning Assets(2)	22,492.1	288.5	2.58	21,010.6	271.9	2.60
Cash and Due from Banks	296.5			292.3
Other Assets	2,377.2			2,179.9
Total Assets	$25,165.8			$23,482.8

Interest-Bearing Liabilities
Interest-Bearing Deposits
Savings	$6,820.7	$2.2	0.07%	$6,169.5	$1.1	0.04%
Money Market	4,088.3	2.0	0.09	3,657.3	1.0	0.05
Time	1,709.8	3.2	0.38	2,160.8	5.3	0.49
Total Interest-Bearing Deposits	12,618.8	7.4	0.12	11,987.6	7.4	0.12
Long-Term Borrowings	—	—	—	200.0	2.7	2.76
Total Interest-Bearing Liabilities	12,618.8	7.4	0.12	12,187.6	10.1	0.17
Net Interest Income		$281.1			$261.8
Interest Rate Spread			2.46%			2.43%
Net Interest Margin			2.51%			2.50%
Noninterest-Bearing Demand Deposits	9,563.6			8,086.1
Other Liabilities	578.9			499.4
Stockholders' Equity	2,404.5			2,709.7
Total Liabilities and Stockholders' Equity	$25,165.8			$23,482.8

(1)	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
(2)	Interest income includes taxable-equivalent basis adjustments of $2.1 million and $1.1 million for the six months ended June 30, 2022 and 2021, respectively.

Analysis of Change in Net Interest Income			Table 6
	Three Months Ended June 30, 2022
	Compared to March 31, 2022
(dollars in millions)	Volume	Rate	Total
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$0.1	$2.1	$2.2
Available-for-Sale Investment Securities
Taxable	(15.8)	3.2	(12.6)
Non-Taxable	(5.6)	2.1	(3.5)
Held-to-Maturity Investment Securities
Taxable	15.0	—	15.0
Non-Taxable	4.1	—	4.1
Total Investment Securities	(2.3)	5.3	3.0
Loans and Leases
Commercial and industrial	(0.1)	0.5	0.4
Commercial real estate	1.4	3.5	4.9
Construction	(0.4)	1.0	0.6
Residential:
Residential mortgage	0.6	1.3	1.9
Home equity line	0.4	—	0.4
Consumer	—	(0.1)	(0.1)
Lease financing	0.1	0.1	0.2
Total Loans and Leases	2.0	6.3	8.3
Other Earning Assets	—	(0.1)	(0.1)
Total Change in Interest Income	(0.2)	13.6	13.4

Change in Interest Expense:
Interest-Bearing Deposits
Savings	0.1	1.1	1.2
Money Market	—	0.9	0.9
Time	(0.1)	(0.1)	(0.2)
Total Interest-Bearing Deposits	—	1.9	1.9
Total Change in Interest Expense	—	1.9	1.9
Change in Net Interest Income	$(0.2)	$11.7	$11.5

Analysis of Change in Net Interest Income			Table 7
	Three Months Ended June 30, 2022
	Compared to June 30, 2021
(dollars in millions)	Volume	Rate	Total
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$—	$2.4	$2.4
Available-for-Sale Investment Securities
Taxable	(9.4)	3.5	(5.9)
Non-Taxable	(4.1)	1.5	(2.6)
Held-to-Maturity Investment Securities
Taxable	15.0	—	15.0
Non-Taxable	4.1	—	4.1
Total Investment Securities	5.6	5.0	10.6
Loans and Leases
Commercial and industrial	(7.1)	1.0	(6.1)
Commercial real estate	3.0	2.4	5.4
Construction	(0.8)	0.8	—
Residential:
Residential mortgage	3.7	(1.0)	2.7
Home equity line	0.9	(0.5)	0.4
Consumer	(0.7)	(0.7)	(1.4)
Lease financing	(0.1)	0.3	0.2
Total Loans and Leases	(1.1)	2.3	1.2
Other Earning Assets	—	(0.2)	(0.2)
Total Change in Interest Income	4.5	9.5	14.0

Change in Interest Expense:
Interest-Bearing Deposits
Savings	0.1	1.1	1.2
Money Market	0.1	0.8	0.9
Time	(0.4)	(0.4)	(0.8)
Total Interest-Bearing Deposits	(0.2)	1.5	1.3
Long-Term Borrowings	(0.7)	(0.7)	(1.4)
Total Change in Interest Expense	(0.9)	0.8	(0.1)
Change in Net Interest Income	$5.4	$8.7	$14.1

Analysis of Change in Net Interest Income			Table 8
	Six Months Ended June 30, 2022
	Compared to June 30, 2021
(dollars in millions)	Volume	Rate	Total
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$—	$2.7	$2.7
Available-for-Sale Investment Securities
Taxable	(1.9)	3.0	1.1
Non-Taxable	(0.6)	0.5	(0.1)
Held-to-Maturity Investment Securities
Taxable	15.0	—	15.0
Non-Taxable	4.1	—	4.1
Total Investment Securities	16.6	3.5	20.1
Loans Held for Sale	(0.1)	—	(0.1)
Loans and Leases
Commercial and industrial	(14.7)	2.9	(11.8)
Commercial real estate	4.8	1.4	6.2
Construction	(0.5)	0.5	—
Residential:
Residential mortgage	7.2	(4.4)	2.8
Home equity line	1.3	(1.2)	0.1
Consumer	(2.1)	(1.5)	(3.6)
Lease financing	(0.2)	0.5	0.3
Total Loans and Leases	(4.2)	(1.8)	(6.0)
Other Earning Assets	0.1	(0.2)	(0.1)
Total Change in Interest Income	12.4	4.2	16.6

Change in Interest Expense:
Interest-Bearing Deposits
Savings	0.1	1.0	1.1
Money Market	0.2	0.8	1.0
Time	(1.0)	(1.1)	(2.1)
Total Interest-Bearing Deposits	(0.7)	0.7	—
Long-Term Borrowings	(1.4)	(1.3)	(2.7)
Total Change in Interest Expense	(2.1)	(0.6)	(2.7)
Change in Net Interest Income	$14.5	$4.8	$19.3

Loans and Leases				Table 9
	June 30,	March 31,	December 31,	June 30,
(dollars in thousands)	2022	2022	2021	2021
Commercial and industrial:
Commercial and industrial excluding Paycheck Protection Program loans	$1,898,899	$1,817,346	$1,870,657	$1,753,444
Paycheck Protection Program loans	43,233	106,188	216,442	811,103
Total commercial and industrial	1,942,132	1,923,534	2,087,099	2,564,547
Commercial real estate	3,956,828	3,759,980	3,639,623	3,528,068
Construction	727,771	708,300	813,969	853,865
Residential:
Residential mortgage	4,212,768	4,153,824	4,083,367	3,821,407
Home equity line	971,569	918,101	876,608	825,368
Total residential	5,184,337	5,071,925	4,959,975	4,646,775
Consumer	1,207,051	1,204,834	1,229,939	1,267,559
Lease financing	244,662	223,170	231,394	242,971
Total loans and leases	$13,262,781	$12,891,743	$12,961,999	$13,103,785

Deposits				Table 10
	June 30,	March 31,	December 31,	June 30,
(dollars in thousands)	2022	2022	2021	2021
Demand	$9,610,883	$9,765,609	$9,393,863	$8,589,922
Savings	7,243,185	6,812,758	6,612,775	6,421,053
Money Market	4,079,706	3,990,225	4,033,070	3,920,477
Time	1,667,680	1,701,838	1,776,438	1,903,663
Total Deposits	$22,601,454	$22,270,430	$21,816,146	$20,835,115

Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More				Table 11
	June 30,	March 31,	December 31,	June 30,
(dollars in thousands)	2022	2022	2021	2021
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial Loans:
Commercial and industrial	$682	$707	$718	$828
Commercial real estate	727	727	727	937
Lease financing	—	75	—	—
Total Commercial Loans	1,409	1,509	1,445	1,765
Residential Loans:
Residential mortgage	6,450	7,092	5,637	7,140
Total Residential Loans	6,450	7,092	5,637	7,140
Total Non-Accrual Loans and Leases	7,859	8,601	7,082	8,905
Other Real Estate Owned	—	—	175	—
Total Non-Performing Assets	$7,859	$8,601	$7,257	$8,905

Accruing Loans and Leases Past Due 90 Days or More
Commercial Loans:
Commercial and industrial	$2,230	$591	$740	$494
Commercial real estate	176	—	—	—
Construction	352	—	—	60
Total Commercial Loans	2,758	591	740	554
Residential Loans:
Residential mortgage	750	13	987	—
Home equity line	1,039	2,252	3,681	4,680
Total Residential Loans	1,789	2,265	4,668	4,680
Consumer	1,218	1,588	1,800	1,134
Total Accruing Loans and Leases Past Due 90 Days or More	$5,765	$4,444	$7,208	$6,368

Restructured Loans on Accrual Status and Not Past Due 90 Days or More	$29,440	$32,590	$34,893	$36,668
Total Loans and Leases	$13,262,781	$12,891,743	$12,961,999	$13,103,785

Allowance for Credit Losses and Reserve for Unfunded Commitments	Table 12
	For the Three Months Ended			For the Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
(dollars in thousands)	2022	2022	2021	2022	2021
Balance at Beginning of Period	$179,238	$187,584	$234,469	187,584	239,057
Loans and Leases Charged-Off
Commercial Loans:
Commercial and industrial	(243)	(706)	(330)	(949)	(1,293)
Commercial real estate	—	—	—	—	(66)
Total Commercial Loans	(243)	(706)	(330)	(949)	(1,359)
Residential Loans:
Residential mortgage	—	—	—	—	(98)
Home equity line	(1,120)	(43)	—	(1,163)	—
Total Residential Loans	(1,120)	(43)	—	(1,163)	(98)
Consumer	(3,659)	(4,109)	(3,917)	(7,768)	(10,458)
Total Loans and Leases Charged-Off	(5,022)	(4,858)	(4,247)	(9,880)	(11,915)
Recoveries on Loans and Leases Previously Charged-Off
Commercial Loans:
Commercial and industrial	301	53	287	354	502
Commercial real estate	—	14	12	14	15
Construction	—	—	—	—	166
Lease financing	60	—	—	60	—
Total Commercial Loans	361	67	299	428	683
Residential Loans:
Residential mortgage	192	16	14	208	31
Home equity line	191	28	38	219	62
Total Residential Loans	383	44	52	427	93
Consumer	1,940	2,148	2,797	4,088	5,452
Total Recoveries on Loans and Leases Previously Charged-Off	2,684	2,259	3,148	4,943	6,228
Net Loans and Leases Charged-Off	(2,338)	(2,599)	(1,099)	(4,937)	(5,687)
Provision for Credit Losses	1,000	(5,747)	(35,000)	(4,747)	(35,000)
Balance at End of Period	$177,900	$179,238	$198,370	$177,900	$198,370
Components:
Allowance for Credit Losses	$148,942	$150,280	$169,148	$148,942	$169,148
Reserve for Unfunded Commitments	28,958	28,958	29,222	28,958	29,222
Total Allowance for Credit Losses and Reserve for Unfunded Commitments	$177,900	$179,238	$198,370	$177,900	$198,370
Average Loans and Leases Outstanding	$13,058,558	$12,819,612	$13,205,086	$12,939,745	$13,223,575
Ratio of Net Loans and Leases Charged-Off to Average Loans and Leases Outstanding(1)	0.07%	0.08%	0.03%	0.08%	0.09%
Ratio of Allowance for Credit Losses for Loans and Leases to Loans and Leases Outstanding	1.12%	1.17%	1.29%	1.12%	1.29%
Ratio of Allowance for Credit Losses for Loans and Leases to Non-accrual Loans and Leases	18.95x	17.47x	18.99x	18.95x	18.99x

(1)	Annualized for the three and six months ended June 30, 2022 and 2021, and three months ended March 31, 2022.

Loans and Leases by Year of Origination and Credit Quality Indicator									Table 13
								Revolving
								Loans
								Converted
	Term Loans						Revolving	to Term
	Amortized Cost Basis by Origination Year						Loans	Loans
							Amortized	Amortized
(dollars in thousands)	2022	2021	2020	2019	2018	Prior	Cost Basis	Cost Basis	Total
Commercial Lending
Commercial and Industrial
Risk rating:
Pass	$216,303	$421,981	$66,601	$182,175	$60,586	$156,647	$697,256	$19,128	$1,820,677
Special Mention	2,816	316	1,628	2,822	748	5,295	1,073	841	15,539
Substandard	—	320	1,103	1,605	1,019	879	16,214	114	21,254
Other (1)	12,807	9,613	11,531	5,366	3,075	1,576	40,694	—	84,662
Total Commercial and Industrial	231,926	432,230	80,863	191,968	65,428	164,397	755,237	20,083	1,942,132

Commercial Real Estate
Risk rating:
Pass	516,062	695,446	338,391	516,210	459,372	1,270,438	84,174	—	3,880,093
Special Mention	—	—	562	47,781	—	11,140	695	—	60,178
Substandard	—	—	180	—	1,742	14,476	3	—	16,401
Other (1)	—	—	—	—	—	156	—	—	156
Total Commercial Real Estate	516,062	695,446	339,133	563,991	461,114	1,296,210	84,872	—	3,956,828

Construction
Risk rating:
Pass	39,575	193,588	127,677	85,471	115,881	88,509	14,965	—	665,666
Special Mention	—	—	—	236	—	350	—	—	586
Substandard	—	—	—	—	351	498	—	—	849
Other (1)	13,228	29,529	6,049	2,849	3,913	4,151	951	—	60,670
Total Construction	52,803	223,117	133,726	88,556	120,145	93,508	15,916	—	727,771

Lease Financing
Risk rating:
Pass	41,656	26,813	49,889	43,989	7,801	68,457	—	—	238,605
Special Mention	—	457	2,642	1,358	11	17	—	—	4,485
Substandard	—	—	195	16	14	1,347	—	—	1,572
Total Lease Financing	41,656	27,270	52,726	45,363	7,826	69,821	—	—	244,662

Total Commercial Lending	$842,447	$1,378,063	$606,448	$889,878	$654,513	$1,623,936	$856,025	$20,083	$6,871,393

								Revolving
								Loans
								Converted
	Term Loans						Revolving	to Term
	Amortized Cost Basis by Origination Year						Loans	Loans
(continued)							Amortized	Amortized
(dollars in thousands)	2022	2021	2020	2019	2018	Prior	Cost Basis	Cost Basis	Total
Residential Lending
Residential Mortgage
FICO:
740 and greater	$352,342	$1,069,214	$587,478	$252,428	$178,752	$974,057	$—	$—	$3,414,271
680 - 739	46,224	124,306	79,422	45,117	21,882	144,226	—	—	461,177
620 - 679	5,305	19,143	14,291	5,405	3,892	38,470	—	—	86,506
550 - 619	169	1,943	294	226	2,073	8,017	—	—	12,722
Less than 550	2,085	1,242	60	—	340	4,656	—	—	8,383
No Score (3)	10,652	14,868	7,544	13,471	16,488	54,373	—	—	117,396
Other (2)	20,365	19,445	15,580	9,552	9,757	31,304	4,999	1,311	112,313
Total Residential Mortgage	437,142	1,250,161	704,669	326,199	233,184	1,255,103	4,999	1,311	4,212,768

Home Equity Line
FICO:
740 and greater	—	—	—	—	—	—	748,148	2,227	750,375
680 - 739	—	—	—	—	—	—	157,042	3,106	160,148
620 - 679	—	—	—	—	—	—	40,070	2,454	42,524
550 - 619	—	—	—	—	—	—	9,202	1,601	10,803
Less than 550	—	—	—	—	—	—	1,159	491	1,650
No Score (3)	—	—	—	—	—	—	6,069	—	6,069
Total Home Equity Line	—	—	—	—	—	—	961,690	9,879	971,569
Total Residential Lending	437,142	1,250,161	704,669	326,199	233,184	1,255,103	966,689	11,190	5,184,337

Consumer Lending
FICO:
740 and greater	115,911	132,565	66,828	59,155	38,001	17,426	117,266	203	547,355
680 - 739	53,590	80,240	45,783	41,393	23,562	13,947	67,636	566	326,717
620 - 679	11,760	35,430	17,746	22,180	13,928	11,374	30,079	1,018	143,515
550 - 619	1,000	6,548	6,576	10,400	7,652	6,801	10,044	1,026	50,047
Less than 550	379	1,758	2,973	5,022	2,547	2,525	3,047	483	18,734
No Score (3)	1,087	402	9	52	31	45	37,536	303	39,465
Other (2)	1,675	4,218	358	1,674	—	2,152	71,141	—	81,218
Total Consumer Lending	185,402	261,161	140,273	139,876	85,721	54,270	336,749	3,599	1,207,051

Total Loans and Leases	$1,464,991	$2,889,385	$1,451,390	$1,355,953	$973,418	$2,933,309	$2,159,463	$34,872	$13,262,781

(1)	Other credit quality indicators used for monitoring purposes are primarily FICO scores. The majority of the loans in this population were originated to borrowers with a prime FICO score.
(2)	Other credit quality indicators used for monitoring purposes are primarily internal risk ratings. The majority of the loans in this population were graded with a “Pass” rating.
(3)	No FICO scores are primarily related to loans and leases extended to non-residents. Loans and leases of this nature are primarily secured by collateral and/or are closely monitored for performance.

GAAP to Non-GAAP Reconciliation	Table 14
	For the Three Months Ended			For the Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands, except per share amounts)	2022	2022	2021	2022	2021
Income Statement Data:
Net income	$59,360	$57,719	$86,741	$117,079	$144,434

Average total stockholders' equity	$2,262,654	$2,547,865	$2,691,966	$2,404,471	$2,709,735
Less: average goodwill	995,492	995,492	995,492	995,492	995,492
Average tangible stockholders' equity	$1,267,162	$1,552,373	$1,696,474	$1,408,979	$1,714,243

Average total assets	$25,250,176	$25,080,453	$24,015,065	$25,165,783	$23,482,839
Less: average goodwill	995,492	995,492	995,492	995,492	995,492
Average tangible assets	$24,254,684	$24,084,961	$23,019,573	$24,170,291	$22,487,347

Return on average total stockholders' equity(1)	10.52%	9.19%	12.92%	9.82%	10.75%
Return on average tangible stockholders' equity (non-GAAP)(1)	18.79%	15.08%	20.51%	16.76%	16.99%

Return on average total assets(1)	0.94%	0.93%	1.45%	0.94%	1.24%
Return on average tangible assets (non-GAAP)(1)	0.98%	0.97%	1.51%	0.98%	1.30%

	As of	As of	As of	As of
	June 30,	March 31,	December 31,	June 30,
(dollars in thousands, except per share amounts)	2022	2022	2021	2021
Balance Sheet Data:
Total stockholders' equity	$2,252,611	$2,285,149	$2,656,912	$2,731,341
Less: goodwill	995,492	995,492	995,492	995,492
Tangible stockholders' equity	$1,257,119	$1,289,657	$1,661,420	$1,735,849

Total assets	$25,377,533	$25,042,720	$24,992,410	$24,246,328
Less: goodwill	995,492	995,492	995,492	995,492
Tangible assets	$24,382,041	$24,047,228	$23,996,918	$23,250,836

Shares outstanding	127,451,087	127,686,307	127,502,472	129,019,871

Total stockholders' equity to total assets	8.88%	9.13%	10.63%	11.26%
Tangible stockholders' equity to tangible assets (non-GAAP)	5.16%	5.36%	6.92%	7.47%

Book value per share	$17.67	$17.90	$20.84	$21.17
Tangible book value per share (non-GAAP)	$9.86	$10.10	$13.03	$13.45

(1)	Annualized for the three and six months ended June 30, 2022 and 2021, and three months ended March 31, 2022.